Exhibit 99

Investor Presentation March 16, 2007 Presented by: Marc Flores, CEO Eapen Chacko, CFO Adam Berman, VP of R&D 0

 This presentation contains certain forward-looking statements of expected future developments, as defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this presentation refer to the Company’s expectations regarding the development, regulatory clearance and commercialization of its SOLAR™ Surgical Ablation System. These forward-looking statements reflect management's expectations and are based on currently available data; however, actual results are subject to future risks and uncertainties, which could materially affect actual performance. Risks and uncertainties that could affect such performance include, but are not limited to, the following: the Company's ability to fund significant capital needs; the ability to gather acceptable clinical data in a timely manner to support regulatory clearances; the FDA’s willingness to clear or approve the Company’s devices based on those data; the ability of the Company’s capital goods suppliers to provide it with suitable clinical product; competing technological and market developments; physician acceptance of the Company's cardiovascular products; dependence upon governmental reimbursements and third party payers; and the strength of the market for cardiovascular products. For more detailed information about these risks and uncertainties, please review the Cautionary Statement set forth in the Company's Quarterly Report on Form 10-QSB, as filed with the Securities and Exchange Commission on March 15, 2007. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company's control. The Company assumes no obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect events or uncertainties after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Forward-Looking Statement Disclaimer 1

Company: MedicalCV, Inc. Market: OTC Bulletin Board Symbol: “MCVI” Recent Stock Price(1): $2.10 Market Capitalization(1): $20.6 million – 9.8 million Common Shares $25.2 million – 12.0 million Fully-Diluted Shares Introduction (1) Based on the closing bid price on March 8, 2007. 2

Company Profile & Recent Developments

Incorporated:	In March 1992, as a Minnesota Corporation
Redirected:	In August 2004, newly repopulated management redirects company to new market
Purpose:	Fulfill unmet cardiovascular surgery needs
Long Term Objective:	Develop stand-alone, closed chest, beating heart treatment for Atrial Fibrillation
Revenues[(1)]:	Last Twelve Months: $0.0 million
Employees:	22
Operations:	Headquartered in Inver Grove Heights, MN (St. Paul suburb)

Recent Developments:

Date	Development
August 2003	Acquired ATRILAZE™ technology
August 2004	Marc Flores Hired as CEO
November 2004	FDA 510(k) clearance for delivery of 810nm laser light to tissue by ATRILAZE™ hand-held wand
October 2005	FDA 510(k) clearance for delivery of 810nm laser light to tissue by ATRILAZE™ malleable hand-held wand
April 2006	FDA 510(k) clearance for delivery of 1064nm laser light to tissue by both ATRILAZE™ hand-held devices
May 2006	Filed application for FDA 510(k) clearance for SOLAR™ System
October 2006	Received 4 patents for methods of treating Atrial Fibrillation
December 2006	Received FDA request for additional information on 510(k) application for SOLAR™ System

(1) Unaudited results through January 31, 2007.

3

Company Vision Dedicated to Developing Stand-Alone, Closed Chest, Beating Heart Treatment for Atrial Fibrillation Committed to Becoming Market Leader in Surgical Treatment of Atrial Fibrillation 4

Market ATRILAZE™ Surgical Ablation Wands* Concomitant Open Heart Procedures (CABG & VALVE) Closed Chest, Robotic/Endoscopic Beating Heart Procedures Ideal for Multiple Lesions Sets & Ganglionated Plexi Introduce SOLAR™ Surgical Ablation System** Expect it to be used as both a stand-alone product and in conjunction with ATRILAZE™ wands for more extensive lesion sets Pursue Additional Indications for SOLAR™ System Collect & Submit Appropriate Data for Cardiac Tissue & Atrial Fibrillation Treatment Claims Business Strategy 5 * This device has been cleared by the FDA for the surgical incision, excision, dissection, vaporization, ablation or coagulation of soft tissue, including cardiac tissue. The treatment of cardiac arrhythmias is specifically excluded. ** The pending 510(k) notice for the SOLAR™ System is limited to the treatment of soft tissue and does not include cardiac tissue.

Investment Highlights Experienced management team with strong track record of execution and demonstrated medical device success Treatment of Atrial Fibrillation is a large and growing market opportunity* Uniquely positioned to offer stand-alone soft tissue ablation procedure following FDA clearance Broad patent portfolio Hospital and physician reimbursement are already established and provide significant opportunities Positioned for strong revenue growth Leading cardiac surgeons are prepared for launch upon FDA clearance Existing systems with FDA clearance are generating revenue and currently performing cardiac ablations in concomitant procedures 6 * However, there is no device that is currently FDA cleared or approved for the treatment of AF.

Market Overview Atrial Fibrillation (AF) is an irregular heartbeat in which abnormal electrical impulses cause the upper chambers of the heart (atria) to fibrillate, or quiver, at rapid rates of 400 to 600 times per minute, resulting in an inefficient cardiac cycle, characterized by inadequate ventricular filling and reduced cardiac output. Incidence 160,000 New Diagnoses Each Year (US) Prevalence 5 Million Living with Disease (US)* Reduces Cardiac Output by up to 30% Increases Stroke Risk 6X * Miyasaka Y, et al. Secular Trends in Incidence of Atrial Fibrillation in Olmsted County, Minnesota, 1980 to 2000, and Implications on the Projections of Future Prevalence. Circulation. 2006;114:119-125. 7

AF Treatment Options Drugs (Palliative) Success rate 50% (1-yr), 40% (2-yrs) Catheter-Based* (Palliative/Curative) Success rate of 40% to 70% Surgical* (Curative) Open chest Maze Procedure Disassemble/Reassemble (Cut & Sew) Success rate of >90% MedicalCV’s stand-alone soft tissue ablation system** Surgeon completes procedure through small incisions Completed in one to two hours under general anesthesia Automated system minimizes potential for user error 8 * There is no device that is currently FDA cleared or approved for the treatment of AF. ** Currently not FDA cleared or approved for the treatment of AF or other cardiac arrhythmias. In addition, the pending 510(k) notice for the SOLAR™ System does not include treatment of cardiac tissue.

Lone AF Opportunity AF Patients* 5,000,000 50% Asymptomatic** 2,500,000 50% Drug Responsive** 1,250,000 Stand-Alone Market Potential 1,250,000 *Miyasaki Y, et al. Secular Trends in Incidence of Atrial Fibrillation in Olmstead County, Minnesota, 1980 to 2000, and Implications on the Projections for Future Prevalence. Circulation. 2006;114:119-125. **Atrial Fibrillation Therapy. The Advisory Board Company, 2006. Expected 2008 market size for stand-alone, minimally invasive, closed chest, beating heart cardiac ablation procedure: 9 $6.25 Billion @ $5K per procedure

Reimbursement: Hospital & Physician ’07 Hospital Revenues for Concomitant Cardiac Ablation (CABG) Payment (DRG 547-550): ~$25,795 3-5 Day Stay Net Profit per Procedure: ~$5-10K ’07 Hospital Revenues for Stand Alone Cardiac Ablation Payment (DRG 108): ~$30,500 1-3 Day Stay Net Profit per Procedure: ~$10-15K ’07 Physician Revenues for Cardiac Ablation Payment (CPT 33266): ~$1,900 With Pacing/Mapping (CPT 93631) ~$2,800 1-2 Hour Procedure ’07 Physician Revenues for CABG Payment (CPT 33266): ~$2,300 3 Hour Procedure 10

MedicalCV’s Laser Platform 1064nm Wavelength Focused, High Energy Transmission Minimal Energy Spread/Dispersion Optimized for Beating Heart Application on Atrial Tissue Sub-Millimeter Fiber Optic Narrow, Full Thickness Tissue Lesion (<3mm) Miniaturization of Delivery System Flexibility for Single-Sided Approach 11

ATRILAZE™: Generation 1 510(k) Cleared for Cardiac Tissue Ablation 12

ATRILAZE™ : Generation 2 510(k) Cleared for Cardiac Tissue Ablation 13

ATRILAZE™ Surgical Ablation System 510(k) Cleared for Cardiac Tissue Ablation 14 [video showing application of ATRILAZE System]

ATRILAZE™ Clinical Experience to Date 40 Concomitant Procedures to Date Northwestern University (Chicago, IL) Baylor Medical Center (Dallas, TX) Christus Santa Rosa (San Antonio, TX) Banner Heart Hospital (Mesa, AZ) Shea Scottsdale (Scottsdale, AZ) Performed on Arrested Heart Thoracotomy Mini-Thoracotomy Median Sternotomy 15

ATRILAZE™ Clinical Results to Date 16 Patient Study (Baylor Medical Center) Concomitant Procedures CABG, MVR, MVR/CABG, AVR, & ASD Ablation Procedure Time: 2-15 minutes Chronic AF: 6 Patients Paroxysmal AF: 10 Patients 30-Day Follow-Up 13/14 Free of AF 60-Day Follow-Up 9/10 Free of AF 6-Month Follow-Up 9/9 Free of AF Click on Image for Printable Copy 16

SOLAR™ Surgical Ablation System 510(k) Pending for Soft Tissue Ablation 17

Patrick M. McCarthy, MD (C) Northwestern University Lishan Aklog, MD Mount Sinai Medical Center Michael P. Caskey, MD Scottsdale, AZ Marc Gerdisch, MD Chicago, IL Baron L. Hamman, MD Baylor University Ralph Lazzara, MD University of Oklahoma Robert R. Lazzara, MD Tampa, FL Yousuf Mahomed, MD Indiana University Jack J. Messina, MD Lakeland, FL Rainer G. Moosdorf, MD Phillips University Carmelo Otero, MD San Antonio, TX J. Crayton Pruitt, MD Tampa, FL Adam Saltman, MD Brooklyn, NY J. Michael Smith, MD Cincinnati, OH Sudhir Srivastava, MD Odessa, TX Robert Svenson, MD Utica, NY Lonnie L. Whiddon, MD Dallas, TX Scientific Advisory Board 18

Laser Controller Orbital Track 19 SOLAR™ Surgical Ablation System

SOLAR™ System Pre-Clinical Video Click on Image for Printable Copy 20

SOLAR™ System Animation 510(k) Pending for Soft Tissue Ablation Only; Minimally Invasive Cardiac Tissue Indication Requires Additional FDA Filing(s) 21

MedicalCV Intellectual Property Portfolio 22 3 Issued US Patents #7,137,977: Atraumatic Laser Tip for AF Treatment #7,163,534: Laser-Based Maze Procedure for AF #7,169,142: Malleable Energy Wand for Maze Procedure 1 US Notice of Allowance Apparatus AND Method of Laser Treatment 13 Additional US Patent Applications 2 International Patent Applications

SOLAR™ System Launch Strategy 6-Month Controlled Launch Focus on 4 High Volume Markets Focus on 6 Large Volume Hospitals “Go Deep” vs. “Go Wide” penetration strategy Estimated Pricing Disposable Component: $5-7.5K (Years 1 - 5) Capital Components: Capital Recovery Charge (Year 1 Accounts) $95K (Year 2 - 5 Accounts) Laser Controller Cart Goggles 23

Competition Technology Weaknesses Companies Strengths Radiofrequency Established Technology (RF Energy) Established Customer Base Good Concomitant Results Easy & Fast to Use No True Minimally Invasive System Existing System Requires 3-5 Day Length of Stay & Bilateral Thoracotomy Microwave Can be used in open and endoscopic cases Established endoscopic technique Educated physicians on lone AF opportunity Not specifically designed for endoscopic use Poor performance on beating heart Cryoenergy Established technology for arrhythmias (open) Non-heat-based technology Not specifically designed for endoscopic use Poor performance on beating heart Unfocused and uncontrolled delivery HIFU Support of James Cox, MD Strong Presence (valve sales) Large device requires sternotomy/ thoracotomy Limitations of ultrasound technology Recently abandoned by key users 24

Financial Highlights 25

Balance Sheet Cash burn rate of $1.0M per month External development of capital equipment Internal development of disposable $2.2M (net) from Potomac PIPE financing in October 2006 Cash on hand to finance operations through April 30, 2007 $11.6M $4.9M Total Liabilities & Equity $7.7M $1.5M Equity $2.9M $2.6M Building Lease $1.0M $0.8M Payables & Accruals $11.6M $4.9M Total Assets $1.2M $1.2 M Other Assets $10.4M $3.7 M Cash 4/30/06 1/31/07 26

Fully Diluted Capitalization (1/31/07) 12,039,145 1,288,638 913,283 9,837,224 # Outstanding $7.49 Warrants $8.78 Options Common Stock Avg. Exercise Price Market capitalization of $20.7M as of March 8, 2007 ($2.10 per share) No preferred stock outstanding at January 31, 2007 750,687 warrants have weighted average anti-dilution protection 219,567 warrants have full ratchet protection (current price $4.365) 27

Income Statement 9 months ended 1/31/07 $1.5M of non-cash SFAS 123R expense $1.6M external development of controller $0.5M external development of laser $0.6M materials and temp labor to build prototypes of disposable 9 months ended 1/31/06 $16.5M of non-cash change in FMV of putable warrants (from April 2005 preferred stock financing) $2.3M $3.7M General & Administrative $11.9M $(9.9)M Net (Loss) Income $16.5M $0.1M Other income $4.6M $10.0M Total Operating Expenses $1.9M $5.2 M Research & Development $0.4M $1.1 M Sales & Marketing 1/31/06 1/31/07 28 Nine months ended

Appendix 29

Epicardial Ablation (Endocardial View) 30

Histology: Atrial Appendage 31

ATRILAZE™: G1 Beating Heart 510(k) Cleared for Cardiac Tissue Ablation 32